UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)     January 10, 2005




                            BEVERLY ENTERPRISES, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      1-9550                 62-1691861
-------------------------------        -----------          -------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)         Identification No.)



                          One Thousand Beverly Way
                            Fort Smith, Arkansas                72919
                  ---------------------------------------     ----------
                  (Address of Principal Executive Offices)    (Zip Code)


 Registrant's telephone number including area code        (479) 201-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

     On January 10, 2005, the Company issued a press release announcing an offer to exchange up to $215 million in aggregate principal amount of its 7-7/8% Senior Subordinated Notes due 2014, which have been registered under the Securities Act of 1933 as amended, for its outstanding unregistered 7-7/8% Senior Subordinated Notes due 2014. A copy of the press release is attached hereto as Exhibit 99.1.

     On January 11, 2005, the Company issued a press release announcing that Jane Washburn has joined the Company as Senior Vice President, Chief Marketing Officer. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01   Financial Statement, Pro Forma Financial Information and Exhibits.

         (a)      Exhibits

              Exhibit No.       Exhibit
              -----------       -------
                     99.1       Press Release
                     99.2       Press Release

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




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 11, 2005       BEVERLY ENTERPRISES, INC.


                               By:    /s/Pamela H. Daniels
                                 -------------------------------------------
                               Name:   Pamela H. Daniels
                               Title:  Senior Vice President, Controller and
                                       Chief Accounting Officer

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




                                  EXHIBIT INDEX

              Exhibit No.       Exhibit
              ----------        -------
                     99.1       Press Release
                     99.2       Press Release


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